OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22987

                          Pioneer ILS Interval Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  December 22, 2014 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer ILS
                        Interval Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbol:   XILSX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          17

Financial Highlights                                                          21

Notes to Financial Statements                                                 22

Report of Independent Registered Public Accounting Firm                       30

Trustees, Officers and Service Providers                                      32

                          Pioneer ILS Interval Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of height ened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer ILS Interval Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

Insurance-linked securities tended to produce positive returns during the period covering the end of 2014 and the first 10 months of 2015. In the following interview, Charles Melchreit and Chin Liu discuss the factors that affected the performance of the Pioneer ILS Interval Fund since its inception on December 22, 2014, through the end of its fiscal year on October 31, 2015. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for day-to-day management of the Fund.

Q How did the Fund perform during the abbreviated annual reporting period from the Fund's inception on December 17, 2014, and October 31, 2015?

A The Pioneer ILS Interval Fund returned 5.90% at net asset value during the period from the Fund's inception date on December 22, 2014, through the end of the Fund's fiscal year on October 31, 2015. During the same period, the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, returned 0.01%.

Q What were the principal factors affecting the Fund's performance during the abbreviated annual reporting period ended October 31, 2015?

A The Fund's aim is to seek opportunities in insurance-linked products whose performance is not directly influenced by factors - such as oil prices, geopolitical turmoil, and economic data - that tend to drive the performance of traditional capital-market products, like stocks and bonds. Given the increased volatility that plagued the capital markets for a good portion of the 12-month period, the Fund's performance benefited from the fact that insurance-linked securities have such low correlation with the more traditional asset classes. In addition, the period featured a relatively benign claims experience for casualty insurers and reinsurers, which was another positive factor in the Fund's solid performance. The U.S. hurricane season, for example, was relatively quiet, while windstorms in Europe did not generate significant insurance losses. As a consequence, casualty insurers experienced relatively few notable claims, and the Fund's insurance-linked investment selections produced positive returns.

     To be sure, there were some claims during the period that had modest effects on the Fund's investments. They included damages incurred from winter storms in the Northeast U.S.; from Cyclone Marcia on the Australian coast; from winter storms in Germany and Austria; and from an oil-drilling platform accident in the Gulf of Mexico. Also affecting the Fund, somewhat,

4 Pioneer ILS Interval Fund | Annual Report | 10/31/15 were Hurricane Patricia's landfall on the west coast of Mexico and an explosion at a port warehouse in China. Overall, however, the insurance-linked products in which we invested generated good performance for the Fund during the period.

Q Could you briefly describe the Fund's investment approach and discuss the types of investments that the portfolio may hold?

A The Fund is designed to be a diversification* tool that, as noted earlier, seeks opportunities in insurance-related products whose performance is not influenced by the factors that drive the performance of traditional investments in the capital markets, such as stocks and bonds. The opportunities - as well as the risks - derive from the portfolio's participation in a diversified selection of property-and-casualty insurance products. All of the portfolio's investments are selected by Pioneer's investment team, whose members possess extensive experience studying and investing in insurance-linked securities. The investment team uses proprietary research, third party analytics, the underwriting and claims experience of specific insurance companies, and the analysis of broad industry trends as part of a rigorous review process. The majority of insurance products in which the Fund potentially participates are related to natural disasters, such as storms or earthquakes, but some do relate to potential human-caused disasters, such as aviation, maritime, or energy-industry accidents.

     During the annual reporting period ended October 31, 2015, most of the insurance products in which the Fund invested were quota-share instruments, also known as "reinsurance sidecars." Quota-share instruments allow investors to share in the profits or losses of a reinsurance company's book of business. Other types of potential investments include catastrophe bonds, industry loss warranties, and collateralized reinsurance. Catastrophe bonds are typically structured to cover insurance losses from specific types of damage, such as hurricane-caused damage, during a specific time period and in a specific region. Industry loss warranties are private reinsurance contracts triggered by the general loss experience of the insurance industry. Collateralized reinsurance are private reinsurance products based on the loss experience of a particular reinsurance company.

*    Diversification does not assure a profit nor protect against loss.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/15 5

Q    How may the Fund benefit from these types of insurance-linked investments?

A The Fund receives premiums or coupons in exchange for covering the identified insurance risks. The profit potential of the Fund's various investments is determined based on our rigorous relative-value and relative-risk analysis. If the hazard identified in the specific insurance-linked product does not occur, then the Fund receives full principal repayment at the end of the investment's term. Of course, if the hazard or "triggering event" occurs, the Fund's net asset value may be negatively affected.

     Insurance-linked securities typically offer high coupon payments relative to corporate bonds with comparable ratings, while the projected frequency of principal loss payments is low, based upon simulated analysis of the specific risks and long-term historical experience. We also strive to reduce the Fund's risks by diversifying the types of hazards and geographical exposures of the investments held in the portfolio.

Q Did the Fund invest in any derivative securities during the annual reporting period ended October 31, 2015?

A    No, the Fund had no exposure to derivatives during the reporting period.

Q    What affects dividend** distributions paid by the Fund to shareholders?

A The Fund's first potential distribution to shareholders is scheduled to be paid in December 2015. The distribution would be paid from the income that the Fund has realized from the portfolio's investments. The amount had not yet been determined by the end of the Fund's fiscal year on October 31, 2015.

Q    What is your investment outlook?

A We expect that pricing of insurance-related investment products - or the potential premiums to be paid by property insurers - may decline slightly as policies are renewed. This potential change is caused by both new infusions of capital into the market and the recent benign claims experience of the industry. However, we believe a bottoming of rate-on-line is close, based on market intelligence. (Rate-on-line is a percentage derived by dividing reinsurance premium by reinsurance limit; the inverse is known as the payback or amortization period. For example, a $10 million catastrophe limit with a premium of $2 million would have a rate-on-line of 20%, and a

**   Dividends are not guaranteed.

6 Pioneer ILS Interval Fund | Annual Report | 10/31/15 payback period of 5 years.) In general, we think the most recent pricing trend is the result of more capital-use discipline exhibited by the reinsurance industry.

     We intend to maintain our emphasis on rigorous research into all potential investment opportunities for the Fund, based upon both the attractiveness of yields and the risks associated with different products. We intend to keep the portfolio well diversified and fully collateralized.

Please refer to the Schedule of Investments on pages 13-16 for a full listing of Fund securities.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund invests primarily in insurance-linked securities ("ILS"), which are high-yield debt securities that involve a high degree of risk.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund's outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund's shares should be considered illiquid.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

Event-linked bonds may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund may also invest in structured reinsurance investments or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business (known as "quota share" instruments or "reinsurance sidecars"). Investors participate in the premiums and losses associated with these underlying contracts, into which the Fund has limited transparency.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/15 7

Certain securities, including ILS, structured reinsurance investments and derivatives, may be impossible or difficult to purchase, sell, or unwind. Such securities and derivatives also may be difficult to value.

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates and lack of liquidity in the bond market.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in floating-rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer's obligations.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund's performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

8 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/15 9

Portfolio Summary | 10/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Structured Reinsurnace Investments                                         88.8%
Event Linked Bonds                                                         11.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. Gullane Segregated Account (Kane SAC Ltd.), Variable Rate Notes, 1/22/17     12.05%
----------------------------------------------------------------------------------------
  2. Versutus, Ltd., Series 2015-A, Variable Rate Notes, 12/31/17                 11.07
----------------------------------------------------------------------------------------
  3. Eden Re II, Ltd., Variable Rate Notes, 4/19/18 (144A)                        10.16
----------------------------------------------------------------------------------------
  4. Sector Re V, Ltd., Variable Rate Notes, 3/1/20 (144A)                         5.47
----------------------------------------------------------------------------------------
  5. Sector Re V, Ltd., Variable Rate Notes, 3/1/20 (144A)                         5.33
----------------------------------------------------------------------------------------
  6. Lorenz Re, Ltd., Variable Rate Notes, 3/31/18                                 3.79
----------------------------------------------------------------------------------------
  7. Silverton Re, Ltd., Variable Rate Notes, 9/18/17 (144A)                       3.71
----------------------------------------------------------------------------------------
  8. Sector Re V, Ltd., Variable Rate Notes, 12/1/19 (144A)                        3.49
----------------------------------------------------------------------------------------
  9. Pangaea Re, Series 2015-1, Principal at Risk Notes, 2/1/19                    3.11
----------------------------------------------------------------------------------------
 10. Exeter Segregated Account (Kane SAC Ltd.), Variable Rate Notes, 1/7/16 .      3.05
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Prices and Distributions | 10/31/15

Net Asset Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10/31/15                      12/22/14*
--------------------------------------------------------------------------------
      Net Asset Value                   $10.59                        $10.00
--------------------------------------------------------------------------------

Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term           Long-Term
                           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
12/22/14* - 10/31/15          $ --                $ --                 $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The Fund commenced operations on December 22, 2014.

Index Definition
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" chart appearing on page 12.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                            Net           BofA ML
                            Asset         3-Month
                            Value         U.S. Treasury
Period                      (NAV)         Bill Index
--------------------------------------------------------------------------------
Life of Fund
(12/22/14)                  5.90%         0.01%
--------------------------------------------------------------------------------

Expense Ratio
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer ILS                BofA Merrill Lynch 3-Month
                           Interval Fund              U.S. Treasury Bill Index
12/14                      $10,000                    $10,000
10/15                      $10,601                    $10,001

Call 1-844-391-3034 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. Because the Fund is new, it may not be fully invested and/or it may have a larger cash allocation, both of which may have an impact on performance. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

12 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Schedule of Investments | 10/31/15

----------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 97.3%
                              INSURANCE -- 97.3%
                              Reinsurance -- 97.3%
      750,000                 Ace Syndicated 2015, Variable Rate Notes,
                              7/12/16 (c) (d)                                    $     714,300
      600,000          5.95   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                              (Cat Bond) (144A)                                        622,920
    1,500,000                 Altair Re, Variable Rate Notes, 6/30/17 (d)            1,576,950
    1,800,000                 Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/31/16 (d)                       1,861,200
      250,000          8.33   Atlas Reinsurance VII, Ltd., Floating Rate Note,
                              1/7/16 (Cat Bond) (144A)                                 252,225
    1,500,000                 Berwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Note, 1/22/16 (d)                        1,688,550
      500,000          4.37   Blue Danube II, Ltd., Floating Rate Note,
                              5/23/18 (Cat Bond) (144A)                                497,450
      250,000          6.86   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                        258,025
    2,000,000                 Carnoustie Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 2/19/16 (d)                2,192,600
      400,000                 Clarendon Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 6/15/16 (d)                  396,600
      500,000          0.00   Compass Re II, Ltd., Floating Rate Note,
                              12/8/15 (Cat Bond) (c)                                   498,100
      250,000          3.80   Cranberry Re, Ltd., Floating Rate Note,
                              7/6/18 (Cat Bond) (144A)                                 255,175
      250,000          9.06   East Lane Re V, Ltd., Floating Rate Note,
                              3/16/16 (Cat Bond) (144A)                                255,925
      500,000          3.78   East Lane Re VI, Ltd., Floating Rate Note,
                              3/13/20 (Cat Bond) (144A)                                501,450
    7,000,000                 Eden Re II, Ltd., Variable Rate Notes,
                              4/19/18 (144A) (d)                                     7,455,000
    2,055,375                 Exeter Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 1/7/16 (d)                 2,235,837
    8,000,000                 Gullane Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 1/22/17 (d)                8,838,400
      841,000                 Hereford Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 1/7/16 (d)                   993,810
      500,000          4.57   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                              (Cat Bond) (144A)                                        506,250
      250,000          4.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                              4/30/18 (Cat Bond) (144A)                                250,375
    1,500,000                 Kingsbarn 2015 Segregated Account (Kane
                              SAC Ltd.), Variable Rate Notes, 12/18/15 (d)           1,467,150
      500,000                 Lahinch Re, Variable Rate Notes, 6/15/16 (d)             501,450
      250,000          8.27   Loma Reinsurance, Ltd. Bermuda, Floating
                              Rate Note, 1/8/18 (Cat Bond) (144A)                      259,825

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 13

----------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
    2,600,000                 Lorenz Re, Ltd., Variable Rate Notes,
                              3/31/18 (d)                                        $   2,779,140
      500,000          4.49   MetroCat Re, Ltd., Floating Rate Note, 8/5/16
                              (Cat Bond) (144A)                                        508,900
    1,334,000                 Muirfield Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/12/16 (d)                       1,493,546
    1,000,000          7.48   Multicat Mexico Re, Ltd., Floating Rate Note,
                              12/4/15 (Cat Bond) (144A)                                 40,000
      250,000          8.73   Mythen Re, Ltd., Series 2012-2 Class A,
                              Floating Rate Note, 1/5/17 (Cat Bond) (144A)             258,150
      250,000         11.88   Mythen Re, Ltd., Series 2012-2 Class A,
                              Floating Rate Note, 11/10/16 (Cat Bond) (144A)           258,425
      250,000          7.27   Northshore Re, Ltd., Floating Rate Note,
                              7/5/16 (Cat Bond) (144A)                                 256,075
    2,000,000                 Pangaea Re, Series 2015-1, Principal at
                              Risk Notes, 2/1/19 (d)                                 2,281,000
    1,500,000                 Pangaea Re, Series 2015-2, Principal at
                              Risk Notes, 11/30/19 (d)                               1,556,100
    2,000,000                 Prestwick Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 7/1/16 (d)                 2,113,800
      250,000          8.60   Queen Street VII Re, Ltd., Floating Rate Note,
                              4/8/16 (Cat Bond) (144A)                                 250,550
      550,000          5.75   Queen Street X Re, Ltd., Floating Rate Note,
                              6/8/18 (Cat Bond) (144A)                                 541,750
      250,000          9.28   Residential Reinsurance 2013, Ltd., Floating
                              Rate Note, 6/6/17 (Cat Bond) (144A)                      264,625
      450,000          4.00   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                        452,385
      500,000          3.87   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                        506,200
    2,250,000                 Sector Re V, Ltd., Variable Rate Notes,
                              12/1/19 (144A) (d)                                     2,557,800
    3,600,000                 Sector Re V, Ltd., Variable Rate Notes,
                              3/1/20 (144A) (d)                                      3,908,880
    3,800,000                 Sector Re V, Ltd., Variable Rate Notes,
                              3/1/20 (144A) (d)                                      4,008,620
    2,350,000                 Silverton Re, Ltd., Variable Rate Notes,
                              9/18/17 (144A) (d)                                     2,724,590
    2,000,000                 St. Andrews Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 1/22/16 (d)                2,145,200
      250,000         11.32   Successor X, Ltd., Floating Rate Note,
                              11/10/15 (Cat Bond) (144A)                               250,125
      500,000          3.26   Tramline Re II, Ltd., Floating Rate Note,
                              7/7/17 (Cat Bond) (144A)                                 494,350
    1,376,500                 Troon Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/12/16 (d)                       1,495,154

The accompanying notes are an integral part of these financial statements.

14 Pioneer ILS Interval Fund | Annual Report | 10/31/15

----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
----------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
    7,000,000                 Versutus, Ltd., Series 2015-A, Variable Rate
                              Notes, 12/31/17 (d)                                $   8,118,600
                                                                                 -------------
                                                                                    73,343,532
                                                                                 -------------
                              Total Insurance                                    $  73,343,532
----------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $69,036,841)                                 $  73,343,532
----------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 97.3%
                              (Cost $69,036,841) (a)                             $  73,343,532
----------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 2.7%                 $   2,056,133
----------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                         $  75,399,665
==============================================================================================

(Cat Bond)  Catastrophe or event linked bond. At October 31, 2015 the value of these securities amounted to $8,239,255 or 10.9% of total net assets. See Notes to Financial Statements -- 1F.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $28,396,045 or 37.7% of total net assets.

(a) At October 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $74,334,775 was as follows:

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of value over tax cost                            $ 4,179,334

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (5,170,577)
                                                                                     -----------
              Net unrealized depreciation                                            $  (991,243)
                                                                                     ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Rate to be determined.

(d) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $65,104,277 or 86.3% of total net assets. See Notes To Financial Statements -- Note 1F.

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2015 aggregated $65,298,932 and $499,750, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 15

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1     Level 2        Level 3         Total
--------------------------------------------------------------------------------
Corporate Bonds           $ --        $8,239,255     $65,104,277     $73,343,532
--------------------------------------------------------------------------------
  Total                   $ --        $8,239,255     $65,104,277     $73,343,532
================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 12/22/14                                              $         --
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                    5,292,399
Purchases                                                             59,811,878
Sales                                                                         --
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 10/31/15                                              $ 65,104,277
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the period ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 10/31/15                                                        $5,292,399
                                                                                ----------

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities (cost $69,036,841)                        $73,343,532
  Cash                                                                   112,741
  Receivables --
     Fund shares sold                                                  1,999,900
     Interest                                                             54,771
  Due from Pioneer Investment Management, Inc.                            50,502
  Prepaid expenses                                                        29,109
--------------------------------------------------------------------------------
        Total assets                                                 $75,590,555
================================================================================
LIABILITIES:
  Payables --
     Trustee fees                                                    $       694
  Due to affiliates                                                       34,361
  Accrued expenses                                                       155,835
--------------------------------------------------------------------------------
        Total liabilities                                            $   190,890
================================================================================
NET ASSETS:
  Paid-in capital                                                    $71,757,104
  Net investment loss                                                   (663,880)
  Accumulated net realized loss on investments                              (250)
  Net unrealized appreciation on investments                           4,306,691
--------------------------------------------------------------------------------
        Total net assets                                             $75,399,665
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  (based on $75,399,665/7,119,853 shares)                            $     10.59
================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 17

Statement of Operations

For the Period from 12/22/14 (commencement of operations) to 10/31/15

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $5,151)          $410,817
-----------------------------------------------------------------------------------
         Total investment income                                         $  410,817
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $895,581
  Shareholder communications expense                            66,058
  Administrative expense                                        20,702
  Custodian fees                                                 3,397
  Registration fees                                             34,567
  Professional fees                                            273,893
  Printing expense                                              30,200
  Fees and expenses of nonaffiliated Trustees                    4,310
  Pricing expense                                                  800
  Miscellaneous                                                  2,571
-----------------------------------------------------------------------------------
     Total expenses                                                      $1,332,079
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                               (257,382)
-----------------------------------------------------------------------------------
     Net expenses                                                        $1,074,697
-----------------------------------------------------------------------------------
         Net investment loss                                             $ (663,880)
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                       $     (250)
-----------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                   $4,306,691
-----------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                        $4,306,441
-----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $3,642,561
===================================================================================

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                                                                12/22/14 (a) (b)
                                                                to 10/31/15
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                             $  (663,880)
Net realized loss on investments                                       (250)
Change in net unrealized appreciation on investments              4,306,691
--------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $ 3,642,561
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $72,096,793
Initial capitalization                                              100,000
Reinvestment of distributions                                            --
Cost of shares repurchased                                         (439,689)
--------------------------------------------------------------------------------
        Net increase in net assets resulting
          from Fund share transactions                          $71,757,104
--------------------------------------------------------------------------------
        Net increase in net assets                              $75,399,665
NET ASSETS:
Beginning of period                                                      --
--------------------------------------------------------------------------------
End of period                                                   $75,399,665
--------------------------------------------------------------------------------
Net investment loss                                             $  (663,880)
================================================================================

--------------------------------------------------------------------------------
                                                   12/22/14 (a)     12/22/14 (a)
                                                   to 10/31/15      to 10/31/15
--------------------------------------------------------------------------------
                                                   Shares           Amount
FUND SHARE TRANSACTION
Initial capitalization                                10,000        $   100,000
Shares sold                                        7,152,608         72,096,793
Reinvestment of distributions                             --                 --
Less shares repurchased                              (42,755)          (439,689)
--------------------------------------------------------------------------------
        Net increase                               7,119,853        $71,757,104
================================================================================

(a)  The Fund shares commenced operations on December 22, 2014.

(b) At October 31, 2015, PIM owned 29.0% of the value of the outstanding shares of Pioneer ILS Interval Fund.

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 19

Statement of Cash Flows

For the period from 12/22/14 (commencement of operations) to 10/31/15

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations                           $  3,642,561
----------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
   Purchase of long-term investment securities                                     (70,520,391)
   Proceeds from sale of long-term investment securities                             1,499,750
   Net accretion and amortization of discount/premium on investment securities         (16,450)
   Net realized loss on investments                                                        250
   Change in net unrealized appreciation on investments                             (4,306,691)
   Increase in interest receivable                                                     (54,771)
   Increase in due from Pioneer Investment Management, Inc.                            (50,502)
   Increase in prepaid expenses                                                        (29,109)
   Increase in trustee fees payable                                                        694
   Increase in due to affiliates                                                        34,361
   Increase in accrued expenses                                                        155,835
----------------------------------------------------------------------------------------------
      Net cash used in operating activities                                       $(69,644,463)
----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from shares sold                                                      $ 70,096,893
   Less shares repurchased                                                            (439,689)
----------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                   $ 69,657,204
----------------------------------------------------------------------------------------------
CASH:
   Beginning of the period                                                        $    100,000
----------------------------------------------------------------------------------------------
   End of period                                                                  $    112,741
==============================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Financial Highlights

--------------------------------------------------------------------------------
                                                                     12/22/14
                                                                     to 10/31/15
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.00
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                   $ (0.12)
  Net realized and unrealized gain (loss) on investments                0.71
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  0.59
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  0.59
--------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.59
================================================================================
Total return*                                                           5.90%(b)
Ratio of net expenses to average net assets                             2.10%**
Ratio of net investment income (loss) to average net assets            (1.30)%**
Portfolio turnover rate                                                    1%
Net assets, end of period (in thousands)                             $75,400
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  2.60%**
  Net investment income (loss) to average net assets                   (1.80)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 21

Notes to Financial Statements | 10/31/15

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the "Fund") was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek total return.

The Fund offers an unlimited amount of shares through Pioneer Funds Distributor, Inc., the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit. Shares are offered in a continuous offering at the Fund's current net asset value (NAV) per share.

The Fund's ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermedi-aries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Pioneer or the Distributor may waive the fund's minimum investment requirements.

The Fund is an "interval" fund and makes periodic offers to repurchase shares (See Note 4). Except as permitted by the Fund's structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

22 Pioneer ILS Interval Fund | Annual Report | 10/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 23

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

24 Pioneer ILS Interval Fund | Annual Report | 10/31/15 investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2015, the Fund was permitted to carry forward indefinitely $250 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     There were no distributions paid during the period ended October 31, 2015.

     The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2015:

--------------------------------------------------------------------------------
                                                                           2015
--------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $4,634,054
     Capital loss carryforward                                             (250)
     Net unrealized depreciation                                       (991,243)
--------------------------------------------------------------------------------
          Total                                                      $3,642,561
================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to catastrophe bonds.

E.   Risks

     Information regarding the Fund's principal risks is contained in the Fund's original offering prospectus, with additional information included in the Fund's shareowner reports issued from time to time. Please refer to those documents when considering the Fund's principal risks. At times, the Fund's

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 25 investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. Because ILS are typically rated below investment grade or unrated, a substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

     The Fund's investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds

26 Pioneer ILS Interval Fund | Annual Report | 10/31/15 may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of the period ended October 31, 2015, the Fund had no open repurchase agreements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 27

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees payable under the Fund's Advisory Agreement with PIM are calculated daily at the annual rate of 1.75% of the Fund's average daily net assets. For the period ended October 31, 2015, the effective management fee was equivalent to 1.75% (annualized) of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 2.10% of the average daily net assets attributable to the Fund. Fees waived and expenses reimbursed during the period ended October 31, 2015 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Fund. At October 31, 2015, $26,151 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" on the Statement of Assets and Liabilities.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services related to the Fund's shares at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

For the period ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Fund                                                                     $66,058
--------------------------------------------------------------------------------
  Total                                                                  $66,058
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,210 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

28 Pioneer ILS Interval Fund | Annual Report | 10/31/15

4. Repurchase Offers

The Fund is a closed-end "interval" fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund's outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund's outstanding shares at their NAV per share unless the Fund's Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund's Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund's shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

Shares repurchased during the period ended October 31, 2015 were as follows:

--------------------------------------------------------------------------------------------------------
                                                     Percentage
                                                     of
                                                     Outstanding   Amount
                                        NAV on       Shares        of Shares
Commence-   Repurchase    Repurchase    Repurchase   the Fund      the Fund      Percentage   Number
ment        Request       Pricing       Pricing      Offered to    Offered to    of Shares    of Shares
Date        Deadline      Date          Date         Repurchase    Repurchase    Tendered     Tendered
--------------------------------------------------------------------------------------------------------
7/17/15     8/7/15        8/21/15       $10.33       10%           626,494.872   4.851%       30,414.266
--------------------------------------------------------------------------------------------------------
4/9/15      5/1/15        5/15/15       $10.17       10%           540,520.118   2.283%       12,341.200
--------------------------------------------------------------------------------------------------------

For information regarding the repurchase offer with a commencement date of 10/16/2015 see additional information.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer ILS Interval Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer ILS Interval Fund as of October 31, 2015, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period December 22, 2014, (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer ILS Interval Fund as of October 31, 2015, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period December 22, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

30 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

Subsequent Event (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the Fund at negotiated rates.

Information regarding the repurchase offer with a commencement date of 10/16/15 was as follows:

-----------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of
                                                   Outstanding   Amount
                                      NAV on       Shares        of Shares
Commence-   Repurchase   Repurchase   Repurchase   the Fund      the Fund     Percentage   Number
ment        Request      Pricing      Pricing      Offered to    Offered to   of Shares    of Shares
Date        Deadline     Date         Date         Repurchase    Repurchase   Tendered     Tendered
-----------------------------------------------------------------------------------------------------
10/16/15    11/10/15     11/20/15     $10.73       10%           682,638.151  3.0643%      20,918.226
-----------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 31

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Systems, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-844-391-3034). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-844-391-3034.

32 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)         Trustee since 2014.   Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge
Chairman of the Board        Serves until a        Chairman (2008 - 2013) and Chief Executive Officer  Financial Solutions, Inc.
and Trustee                  successor trustee     (2008 - 2012), Quadriserv, Inc. (technology         (investor communications and
                             is elected or         products for securities lending industry); and      securities processing
                             earlier retirement    Senior Executive Vice President, The Bank of New    provider for financial
                             or removal.           York (financial and securities services) (1986 -    services industry) (2009 -
                                                   2004)                                               present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)           Trustee since 2014.   Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                      Serves until a        (corporate advisory services company) (1997 - 2004  Trust (publicly-traded
                             successor trustee     and 2008 - present); Interim Chief Executive        mortgage REIT) (2004 - 2009,
                             is elected or         Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                             earlier retirement    research and consulting company) (2010); Executive  The Swiss Helvetia Fund, Inc.
                             or removal.           Vice President and Chief Financial Officer,         (closed-end fund) (2010 -
                                                   I-trax, Inc. (publicly traded health care services  present); Director of Oxford
                                                   company) (2004 - 2007); and Executive Vice          Analytica, Inc. (2008 -
                                                   President and Chief Financial Officer, Pedestal     present); and Director of
                                                   Inc. (internet-based mortgage trading company)      Enterprise Community
                                                   (2000 - 2002); Private consultant (1995-1997),      Investment, Inc.
                                                   Managing Director, Lehman Brothers (investment      (privately-held affordable
                                                   banking firm) (1992-1995); and Executive, The       housing finance company)
                                                   World Bank (1979-1992)                              (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since 2014.   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                      Serves until a        Economy, Harvard University (1972 - present)        Funds Investment Trust and
                             successor trustee                                                         Mellon Institutional Funds
                             is elected or                                                             Master Portfolio (oversaw 17
                             earlier retirement                                                        portfolios in fund complex)
                             or removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 33

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)    Trustee since 2014.   Founding Director, Vice President and Corporate     None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee     firm) (1982 - present); Desautels Faculty of
                             is elected or         Management, McGill University (1999 - present);
                             earlier retirement    and Manager of Research Operations and
                             or removal.           Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)     Trustee since 2014.   President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                      Serves until a        Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                             successor trustee     (1981 - present)                                    investment company) (2004 -
                             is elected or                                                             present); and Member, Board
                             earlier retirement                                                        of Governors, Investment
                             or removal.                                                               Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)       Trustee since 2014.   Consultant (investment company services) (2012 -    None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee     (financial and investment company services) (1969
                             is elected or         - 2012); Director, BNY International Financing
                             earlier retirement    Corp. (financial services) (2002 - 2012); and
                             or removal.           Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

34 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.   Director and Executive Vice President (since 2008)  None
Trustee                      Serves until a        and Chief Investment Officer, U.S. (since 2010) of
                             successor trustee     PIM-USA; Executive Vice President of Pioneer
                             is elected or         (since 2008); Executive Vice President of Pioneer
                             earlier retirement    Institutional Asset Management, Inc. (since 2009);
                             or removal.           and Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 35

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**   Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer
Advisory Trustee             since 2014.           (healthcare workers union pension funds) (2001 -    closed-end investment
                                                   present); Vice President - International            companies (5 portfolios)
                                                   Investments Group, American International Group,    (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group, Shearson
                                                   Lehman Hutton, Inc. (investment bank) (1987 -
                                                   1988); and Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

36 Pioneer ILS Interval Fund | Annual Report | 10/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                         Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of Pioneer       Trustee of Pioneer
President and Chief          at the discretion of   Investment Management-USA (since September 2014);   closed-end investment
Executive Officer            the Board.             Chair, Director, CEO and President of Pioneer       companies (5 portfolios)
                                                    Investment Management, Inc. (since September        (Sept. 2015 - present)
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director, and
                                                    CEO of Pioneer Investment Management Shareholder
                                                    Services, Inc. (since September 2014); Managing
                                                    Director, Morgan Stanley Investment Management
                                                    (2010 - 2013); and Director of Institutional
                                                    Business, CEO of International, Eaton Vance
                                                    Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2014. Serves     Vice President and Associate General Counsel of     None
Secretary and Chief          at the discretion of   Pioneer since January 2008; Secretary and Chief
Legal Officer                the Board.             Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010; and
                                                    Vice President and Senior Counsel of Pioneer from
                                                    July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2014. Serves     Fund Governance Director of Pioneer since December  None
Assistant Secretary          at the discretion of   2006 and Assistant Secretary of all the Pioneer
                             the Board.             Funds since June 2010; Manager - Fund Governance
                                                    of Pioneer from December 2003 to November 2006;
                                                    and Senior Paralegal of Pioneer from January 2000
                                                    to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)            Since 2014. Serves     Senior Counsel of Pioneer since May 2013 and        None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds since
                             the Board.             June 2010; and Counsel of Pioneer from June 2007
                                                    to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)         Since 2014. Serves     Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since March
Financial and                the Board.             2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                  to February 2008; and Assistant Treasurer of all
                                                    of the Pioneer Funds from March 2004 to February
                                                    2008
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 37

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                         Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2014. Serves     Director - Fund Treasury of Pioneer; and Assistant  None
Assistant Treasurer          at the discretion of   Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2014. Serves     Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of the
                             the Board.             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)        Since 2014. Serves     Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer          at the discretion of   Pioneer since November 2008; Assistant Treasurer
                             the Board.             of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2014. Serves     Chief Compliance Officer of Pioneer and of all the  None
Chief Compliance Officer     at the discretion of   Pioneer Funds since March 2010; Chief Compliance
                             the Board.             Officer of Pioneer Institutional Asset Management,
                                                    Inc. since January 2012; Chief Compliance Officer
                                                    of Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio Compliance
                                                    at Pioneer since October 2005; and Senior
                                                    Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2014. Serves     Director - Transfer Agency Compliance of Pioneer    None
Anti-Money Laundering        at the discretion of   and Anti-Money Laundering Officer of all the
Officer                      the Board.             Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

38 Pioneer ILS Interval Fund | Annual Report | 10/31/15

                           This page for your notes.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 39

                           This page for your notes.

40 Pioneer ILS Interval Fund | Annual Report | 10/31/15

                           This page for your notes.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 41

                           This page for your notes.

42 Pioneer ILS Interval Fund | Annual Report | 10/31/15

                           This page for your notes.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/15 43

                           This page for your notes.

44 Pioneer ILS Interval Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-844-391-3034

Write to us:
--------------------------------------------------------------------------------
DST Systems, Inc.
P.O. Box 219695
Kansas City, MO 64121

Our toll-free fax                                                 1-855-247-7422

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 28991-00-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $115,509 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $0 for the year ended October 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,750
payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $0 for the year ended October 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $0 for the year ended October 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

8. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2015. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment
                     Companies                                 12    $16,321,914                     N/A             N/A
                     Other Pooled Investment Vehicles           7    $ 5,727,540                     N/A             N/A
                     Other Accounts                             8    $ 1,586,432                     N/A             N/A
-------------------  ----------------------------------        --    -----------        ----------------  --------------
Chin Liu             Other Registered
                     Investment Companies                       1    $   424,539                     N/A             N/A
                     Other Pooled Investment Vehicles           0    $         0                     N/A             N/A
                     Other Accounts                             0    $         0                     N/A             N/A
-------------------  ----------------------------------        --    -----------        ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGERS
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the (as of the date of this Statement of Additional Information, the securities market index had not been determined). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of August 31, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            E
---------------------------  ---------------------
Chin Liu                     D
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer ILS Interval Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 5, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 5, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 5, 2016

* Print the name and title of each signing officer under his or her signature.